July 2, 2010

CleanTech Innovations, Inc.
c/o Robert Newman, Counsel to CleanTech Innovations, Inc.
The Newman Law Firm, PLLC
44 Wall Street, 20th Floor
New York, NY  10005

Re:	Lock-Up Agreement

This letter agreement (“Letter Agreement”) is being entered into by the undersigned and CleanTech Innovations, Inc., a Nevada corporation (the “Company”), with the intent to be legally bound. The undersigned understands that the Company intends to commence an offering and sale (the “Offering”) of the Company’s common stock, par value $.00001 per share (the “Common Stock”), and/or securities convertible thereto.

In recognition of the benefit that the Offering will confer upon the undersigned as a stockholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees that, during the Lock-Up Period (as defined below), the undersigned will not, except in the event of a Change of Control of the Company and with the prior written consent of the Company’s Board of Directors, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company’s Common Stock or any securities convertible into or exchangeable or exercisable for Common Stock, whether now owned or hereafter acquired by the undersigned (collectively, the “Lock-Up Securities”) or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise. The foregoing sentence shall not apply to transfers of shares of Common Stock or any security convertible into Common Stock (i) to any other member of the Company’s management or (ii) as a bona fide gift by will or intestacy or to a family member or trust for the benefit of a family member; provided, that in case of any transfer of distribution pursuant to this sentence (a) each member of the Company’s management, donee or distributee shall sign and deliver a lock-up agreement substantially in the form of this letter and (b), in the case of subclause (i) of this sentence, no filing under Section 16(a) of the Securities Exchange Act of 1934, as amended, reporting a reduction in beneficial ownership of shares of Common Stock shall be required or shall be made voluntarily during the Lock-Up Period. For the purposes of this Letter Agreement, “Change of Control” means (i) the approval by the shareholders of the Company of a plan of complete liquidation or dissolution of the Company; (ii) the consummation of a sale of all or substantially all of the assets of the Company; (iii) the consummation of any transaction as a result of which any individual or entity becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power of all voting securities of the Company then issued and outstanding; or (iv) the consummation of a merger, consolidation, reorganization or business combination, other than a merger, consolidation, reorganization or business combination that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting securities of the Company or the surviving entity immediately after such merger, consolidation, reorganization of business combination.

In furtherance thereof, the Company will (i) place a stop order on all Shares (as defined below) and (ii) notify its transfer agent in writing of the stop order and the restrictions on such Shares under this Letter Agreement and direct the transfer agent not to process any attempts by the undersigned to resell or transfer any Shares in violation of this Agreement. The undersigned shall deliver the share certificate[s] representing the Shares so they may be held in custody during the Lock-Up Period by the Company’s counsel, The Newman Law Firm, or such other custodian designated by the Company.

No provision in this letter shall be deemed to restrict or prohibit the exercise or exchange by the undersigned of any option or warrant to acquire shares of Common Stock, or securities exchangeable or exercisable for or convertible into Common Stock, provided that the undersigned does not transfer the Common Stock acquired on such exercise or exchange during the Lock-Up Period, unless otherwise permitted pursuant to the terms of this Letter Agreement.

The undersigned hereby represents and warrants that he/she/it does not beneficially own (as determined in accordance with Section 13(d) of the Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder) any shares of Common Stock, or any economic interest therein or derivative therefrom, other than those shares of Common Stock specified on the signature page to this Agreement as of the date of this Agreement (the “Shares”).

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. The undersigned has consulted an attorney and hereby waives his/her/its right to all defenses of inadequate representation of counsel.

This Letter Agreement shall commence as of the date hereof and automatically terminate upon the earliest to occur of (i) three years following the date the Company’s securities are listed on a registered national securities exchange or (ii) if the closing of an Offering does not occur within one year from the date hereof, then two years from the date hereof (the “Lock-Up Period”).

This Agreement may be executed in facsimile and in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same agreement.

If any provision of this Letter Agreement is held to be invalid or unenforceable for any reason, such provision will be conformed to prevailing law rather than voided, if possible, in order to achieve the intent of the parties and, in any event, the remaining provisions of this Letter Agreement shall remain in full force and effect and shall be binding upon the parties hereto.

This Letter Agreement may not be amended or modified in any manner except by a written agreement executed by each of the parties hereto.

The Company shall have the right to specifically enforce all of the obligations of the undersigned under this Letter Agreement (without posting a bond or other security), in addition to recovering damages by reason of any breach of any provision of this Letter Agreement and to exercise all other rights granted by law. Furthermore, the undersigned recognizes that if it fails to perform, observe, or discharge any of its obligations under this Letter Agreement, any remedy at law may prove to be inadequate relief to the Company. Therefore, the undersigned agrees that the Company shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

The terms and provisions of this Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of laws, and the federal laws of the United States of America applicable therein. The parties agree to the exclusive laying of venue in a State or Federal court located in New York State.

[Signature Page Follows]

Very truly yours,

DIANFU LU
Holder of 2,117,691 shares of Common Stock

/s/ Dianfu Lu
Dianfu Lu

AGREED AND ACCEPTED

CLEANTECH INNOVATIONS, INC.

By:	/s/ Bei Lu
Name:	Bei Lu
Title:	Chairman & Chief Executive Officer